UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

OS THERAPIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42195	82-5118368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Pullman Crossing Road, Suite 103 Grasonville, Maryland	21638
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 297-7793

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	OSTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

OS Therapies Incorporated

March 31, 2026

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 31, 2026, OS Therapies Incorporated (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”), pursuant to which the Company offered for sale to the Purchasers in a registered direct offering (the “Offering”) an aggregate of 2,505,073 shares of its common stock and, in lieu thereof, pre-funded warrants to purchase up to 1,250,893 shares of its common stock (the “pre-funded warrants”), and accompanying warrants to purchase up to 3,755,966 shares of its common stock (the “common warrants”). The shares of common stock, pre-funded warrants and common warrants (including the shares of common stock underlying the pre-funded warrants and common warrants) were offered by the Company pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-289443) filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on August 8, 2025 and declared effective by the Commission on August 12, 2025 (the “Registration Statement”), and the prospectus supplement dated March 31, 2026 filed by the Company with the Commission on April 2, 2026 (the “Prospectus Supplement”).

The combined purchase price for each share and common warrant in the Offering was $1.40, and the purchase price for each pre-funded warrant and common warrant in the Offering was $1.399, which is equal to the per share and common warrant purchase price, minus $0.001. The closing of the Offering occurred on April 2, 2026. The Company received net proceeds from the Offering of approximately $4.7 million. The Company intends to use the net proceeds to fund clinical development activities, including ongoing and planned clinical trials, advance its research and development programs, and acquire or invest in technologies, product candidates or businesses that are complementary to its strategic objectives, as well as for working capital and other general corporate purposes.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Purchasers, including for liabilities arising under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

Pursuant to the Purchase Agreement, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock or file any registration statement or prospectus, or any amendment or supplement thereto, for 90 days after the closing date of the Offering, subject to certain exceptions. The Company also agreed not to effect or enter into an agreement to effect any issuance of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock involving a Variable Rate Transaction (as defined in the Purchase Agreement) until 180 days after the closing date of the Offering.

Placement Agent Agreement

In connection with the Offering, on March 31, 2026, the Company entered into a placement agency agreement (the “Placement Agent Agreement”) with Ceros Financial Services, Inc. (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the Company’s exclusive placement agent in connection with the Offering. The Company agreed to pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds raised in the Offering. The Company also agreed to reimburse the Placement Agent up to $70,000 for its reasonable and documented out-of-pocket accountable expenses and up to $20,000 for its non-accountable expenses.

The Company also issued to the Placement Agent, or its designees, warrants (the “placement agent warrants”) to purchase up to 187,798 shares of the Company’s common stock (equal to 5.0% of the aggregate number of shares of common stock and pre-funded warrants sold in the Offering). The placement agent warrants have an exercise price of $1.54 per share (which represents 110% of the offering price per share and accompanying common warrant), are exercisable beginning six months after the date of issuance and expire five years from April 2, 2026.

In addition to the shares of common stock, the pre-funded warrants and the common warrants (including the shares of common stock underlying the pre-funded warrants and common warrants), the placement agent warrants and the shares of common stock underlying the placement agent warrants were offered by the Company pursuant to the Registration Statement and the Prospectus Supplement.

The Placement Agent Agreement contains customary representations, warranties, and agreements by the Company, indemnification obligations of the Company, other obligations of the parties and termination provisions.

Terms of the Pre-Funded Warrants

The following summary of certain terms and provisions of the pre-funded warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the pre-funded warrants, the form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Duration and Exercise Price. Each pre-funded warrant is exercisable at any time beginning on the date of issuance and expires only when fully exercised. Each pre-funded warrant entitles the holder thereof to purchase shares of the Company’s common stock at an exercise price equal to $0.001 per share. The exercise price and number of shares of the Company’s common stock issuable upon exercise of each pre-funded warrant is subject to adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting the Company’s common stock and the exercise price.

Exercisability. The holder of the pre-funded warrant may exercise the pre-funded warrant by delivering an exercise notice, completed and duly signed, and payment in cash of the exercise price for the number of shares of the Company’s common stock for which the pre-funded warrant is being exercised. The holder of the pre-funded warrant may also satisfy its obligation to pay the exercise price through a “cashless exercise,” in which the holder receives the net value of the pre-funded warrant in shares of common stock determined according to the formula set forth in the pre-funded warrant.

A holder of the pre-funded warrant will not be entitled to exercise any portion of such pre-funded warrant that, upon giving effect to such exercise, would cause the aggregate number of shares of the Company’s common stock beneficially owned by such holder (together with its affiliates and any other persons whose beneficial ownership of common stock would be aggregated with the holder for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to exceed 4.99% (or, at the holder’s election, 9.99%) of the total number of then issued and outstanding shares of the Company’s common stock, as such percentage ownership is determined in accordance with the terms of the pre-funded warrant and subject to such holder’s rights under the pre-funded warrant to increase or decrease such percentage to any other percentage not in excess of 19.99% upon at least 61 days’ prior notice from such holder to the Company.

Fundamental Transaction. In the event of any fundamental transaction, as described in the pre-funded warrants and generally including any merger with or into another entity, sale of all or substantially all of the Company’s assets, tender offer or exchange offer, or reclassification of the Company’s shares of common stock, then upon any subsequent exercise of a pre-funded warrant, the holder will have the right to receive as alternative consideration, for each share of common stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of shares of common stock of the successor or acquiring corporation of the Company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of common stock for which the warrant is exercisable immediately prior to such event.

Transferability. Subject to applicable laws, a pre-funded warrant may be transferred at the option of the holder upon surrender of the pre-funded warrant to the Company together with the appropriate instruments of transfer and payment of funds sufficient to pay any transfer taxes (if applicable).

Exchange Listing. There is no established public trading market available for the pre-funded warrants on any securities exchange or nationally recognized trading system. The Company does not intend to list the pre-funded warrants on the NYSE American or any other securities exchange or nationally recognized trading system.

The Company will initially serve as the warrant agent for the pre-funded warrants.

Right as a Stockholder. Except as otherwise provided in the pre-funded warrants or by virtue of such holder’s ownership of shares of the Company’s common stock, the holders of the pre-funded warrants do not have the rights or privileges of holders of the Company’s common stock, including any voting rights, until they exercise their pre-funded warrants.

Terms of the Common Warrants

The following summary of certain terms and provisions of the common warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the common warrants, the form of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Duration and Exercise Price. Each common warrant is immediately exercisable upon issuance and expires five years from the date of issuance. Each common warrant entitles the holder thereof to purchase shares of the Company’s common stock at an exercise price equal to $1.40 per share. The exercise price and number of shares of the Company’s common stock issuable upon exercise of each common warrant is subject to adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting the Company’s common stock and the exercise price.

Exercisability. The holder of the common warrant may exercise the common warrant by delivering an exercise notice, completed and duly signed, and payment in cash of the exercise price for the number of shares of the Company’s common stock for which the common warrant is being exercised. The holder of the common warrant may also satisfy its obligation to pay the exercise price through a “cashless exercise,” in which the holder receives the net value of the common warrant in shares of common stock determined according to the formula set forth in the common warrant.

A holder of the common warrant will not be entitled to exercise any portion of such common warrant that, upon giving effect to such exercise, would cause the aggregate number of shares of the Company’s common stock beneficially owned by such holder (together with its affiliates and any other persons whose beneficial ownership of common stock would be aggregated with the holder for purposes of Section 13(d) of the Exchange Act) to exceed 4.99% (or, at the holder’s election, 9.99%) of the total number of then issued and outstanding shares of the Company’s common stock, as such percentage ownership is determined in accordance with the terms of the common warrant and subject to such holder’s rights under the common warrant to increase or decrease such percentage to any other percentage not in excess of 19.99% upon at least 61 days’ prior notice from such holder to the Company.

Fundamental Transactions. In the event of any fundamental transaction, as described in the common warrants and generally including any merger with or into another entity, sale of all or substantially all of the Company’s assets, tender offer or exchange offer, or reclassification of the Company’s shares of common stock, then upon any subsequent exercise of a common warrant, the holder will have the right to receive as alternative consideration, for each share of common stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of shares of common stock of the successor or acquiring corporation of the Company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of common stock for which the warrant is exercisable immediately prior to such event.

Transferability. Subject to applicable laws, a common warrant may be transferred at the option of the holder upon surrender of the common warrant to the Company together with the appropriate instruments of transfer and payment of funds sufficient to pay any transfer taxes (if applicable).

Exchange Listing. There is no established public trading market available for the common warrants on any securities exchange or nationally recognized trading system. The Company does not intend to list the common warrants on the NYSE American or any other securities exchange or nationally recognized trading system.

The Company will initially serve as the warrant agent for the common warrants.

Right as a Stockholder. Except as otherwise provided in the common warrants or by virtue of such holder’s ownership of shares of the Company’s common stock, the holders of the common warrants do not have the rights or privileges of holders of the Company’s common stock, including any voting rights, until they exercise their common warrants.

The foregoing descriptions of the Placement Agent Agreement, the pre-funded warrants, the common warrants, the placement agent warrants and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Placement Agent Agreement and the forms of pre-funded warrant, common warrant, placement agent warrant and Purchase Agreement, copies of which are filed as Exhibits 1.1, 4.1, 4.2, 4.3 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement and the Placement Agent Agreement were made only for purposes of each such agreement and as of specific dates, were solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement and the Placement Agent Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and the Placement Agent Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Commission.

The legal opinion, including the related consent, of Olshan Frome Wolosky LLP relating to the issuance and sale of the Company’s securities in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01. Other Events.

On April 2, 2026, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains forward-looking statements that involve risks and uncertainties, such as statements related to the intended use of the net proceeds from the Offering. The risks and uncertainties involved include the Company’s financial position, market conditions and other risks detailed from time to time in the Company’s periodic reports and other filings with the Commission. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by U.S. federal securities law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Placement Agency Agreement, dated as of March 31, 2026, by and between OS Therapies Incorporated and Ceros Financial Services, Inc.
4.1	Form of Pre-Funded Warrant.
4.2	Form of Common Warrant.
4.3	Form of Placement Agent Warrant.
5.1	Opinion of Olshan Frome Wolosky LLP.
10.1*	Form of Securities Purchase Agreement.
23.1	Consent of Olshan Frome Wolosky LLP (included in Exhibit 5.1).
99.1	Press Release issued by OS Therapies Incorporated on April 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have been omitted. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OS THERAPIES INCORPORATED

Dated: April 2, 2026	By:	/s/ Paul A. Romness, MPH
		Name:	Paul A. Romness, MPH
		Title:	President and Chief Executive Officer